QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement on Post-Effective Amendment No. 1 to Form S-8 (No. 333-39456) pertaining to the EarthLink, Inc. Stock Incentive Plan of our report dated January 28, 2003, with respect to the consolidated financial statements of EarthLink, Inc. included in its Annual Report (Form 10-K/A) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                      /s/ Ernst & Young LLP

Atlanta, Georgia
January 28, 2004

QuickLinks

  Exhibit 23.2
CONSENT OF INDEPENDENT AUDITORS